Exhibit 10.1

                             STERLING NATIONAL BANK

                       GENERAL LOAN AND SECURITY AGREEMENT

      In consideration of financial accommodations heretofore extended or to be extended or continued to undersigned or to others at the request of, or upon the guarantee of undersigned, by STERLING NATIONAL BANK ("Bank") and/or any of its affiliates, undersigned hereby agrees as follows:

      1. As security for the full and prompt payment of any and all Liabilities (as hereinafter defined), undersigned hereby sells, assigns, pledges, transfers and sets over to Bank and grants Bank a continuing first and prior security interest in all Security (as hereinafter defined). Said grant is made for the benefit of Bank, its affiliates and/or any others having a participation or other interest in any of the Liabilities, in such proportions as Bank shall in its sole discretion determine.

      2. The term "Liabilities" as used herein shall include all liabilities and obligations of any kind of undersigned (or any partnership, limited liability partnership, limited liability company, or other group or entity of which undersigned is a member) to (a) Bank, (b) any affiliates of Bank and (c) any other person if Bank or its affiliates has a participation, intercreditor agreement or other interest in such liabilities or obligations or in the Security therefor, and all whether for the account of Bank or its affiliates or as agent for others, whether acquired directly or indirectly by Bank or its affiliates from undersigned or others, absolute or contingent, joint or several, secured or unsecured, liquidated or unliquidated, due or not due, matured or not matured, contractual or tortious, now existing or hereafter arising or created, and whether incurred by undersigned as obligor, principal, surety, endorser, guarantor or otherwise, and including without limitation all costs and expenses, including attorneys' fees, incurred by Bank or its affiliates in connection with any such liabilities or obligations or any Security therefor and including all costs and expenses of Bank or its affiliates in complying with or opposing or seeking to limit any restraining notices, levies, subpoenas, or information or discovery requests served upon Bank or its affiliates, all in accordance with customary charges of Bank or its affiliates therefor, including, but not limited to, copying, research and staff costs, including overtime costs, if any, transportation, legal fees and expenses.

      3. The term "Obligor" as used herein shall include undersigned and, in addition, any maker, drawer, acceptor, endorser, guarantor, hypothecator, surety, accommodation party, or any other party directly or contingently liable for any of the Liabilities, and the term "Bank" as used herein shall be deemed to include Bank and its affiliates, whether or not so designated, unless the context of such reference is expressly to the contrary.

      4. The term "Security" as used herein shall include all now owned and hereafter arising, created or acquired property and assets of undersigned of any kind or nature, wherever located, and whether or not in the possession of Bank or placed in any safe deposit box leased by Bank to undersigned or under the control of or in transit to Bank or any of its affiliates, nominees or agents for any purpose, and whether or not accepted for the purposes for which delivered including, without limitation: the balance of every deposit account of undersigned with Bank or any of Bank's nominees or agents and all other obligations of Bank or any of its nominees or agents to undersigned; and all other personal property of undersigned, including, without limitation, all securities, Book Entry Securities (as hereinafter defined), notes, instruments, documents, chattel paper, choses in action, leases, repurchase agreements, money, accounts, contract rights and all other general intangibles, including, without limitation, all customer lists, credit files, supplier lists, catalogs, formulations, manufacturing procedures, quality control procedures, product specifications, sales materials, records and service marks, brand names, patents, patent rights, patent applications, franchises, copyrights, licenses, permits, processes, trademarks, trademarks rights, trade names, trade name rights, trade styles and trade secrets, together with the goodwill of the business represented thereby, and all blueprints, bids, proposals, claims, rights, credits and adjustments and interest of undersigned in any goods thereby represented; and all claims for money due, including, without limitation, tax refunds from any federal, state or municipal government, or agency thereof, or any taxing authority; and all goods, including, without limitation, all consumer goods, machinery and equipment, furniture, furnishings and fixtures, farm products and inventory (including, without limitations, all goods intended for sale or lease, or to be furnished under contracts of service, work in process and raw materials, and all materials and supplies of every nature used or usable in connection with packing, shipping, advertising, selling, leasing or furnishing of such goods), all substitutions, accretions, component parts, replacement parts, replacements thereof and additions thereto, as well as all accessories, motors, engines, auxiliary parts used in connection with or attached thereto and any packing material in which such goods may be contained; and all renewals and substitutions for, all accessions to, all accessories on, all replacements for, all additions to, all income, dividends and other distributions from or on, all rights, privileges, options, and profits from or on or relating to or declared or granted in connection with, and all proceeds and products of all of the foregoing in any form whatsoever, including, without limitation, all payments and proceeds of insurance thereon, and all books and records, including, without limitation, computer programs and data files, discs, diskettes, drives, print-outs and other computer materials and records of Obligor pertaining to all of the foregoing. Bank does not assume nor shall it become liable for the performance of any obligation or duty with respect to any Security.

      5. The right is granted to Bank in its discretion, to file this General Loan and Security Agreement or a carbon, photographic or other reproduction thereof and/or one or more financing statements, (with, or to the extent permitted by law, without the signature of undersigned) under the Uniform Commercial Code naming undersigned as debtor and Bank as secured party and indicating therein the types or describing the items of Security herein specified. Undersigned will execute, file and record any notices, affidavits or other documents and take all such other actions as Bank may deem appropriate to protect or perfect its security interest in the Security or to otherwise accomplish the purposes of this agreement. Undersigned hereby agrees to pay on demand, and/or authorizes Bank to charge its account with the cost of, any and all filing, recording and other fees and expenses which Bank deems appropriate in order to protect or perfect its security interest in the Security or to otherwise accomplish the purposes of this agreement, including without limitation the cost of all reports and searches of public records as Bank in its sole discretion shall require. Undersigned will promptly notify Bank of the imposition at any time of any lien or encumbrance upon any of the Security.

Notwithstanding the foregoing, undersigned represents, warrants and covenants that all of the Security now existing or hereafter created, arising or acquired is and will be owned by undersigned free and clear of all security interest, liens and encumbrances of any kind, except for the liens and security interests herein granted to Bank. Undersigned shall promptly pay when due all taxes and transportation, storage and warehousing charges affecting or arising out of the Security. Undersigned will defend the Security against all claims and demands of all persons at any time claiming the same or any interest therein adverse to Bank.

      Notwithstanding the foregoing, Bank shall have no obligation to comply with any recording, re-recording, filing, re-filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of, or Bank's right in or to, the Security or any part thereof.

      6. The right is granted to Bank, in its discretion, at any time, (a) to transfer to or register in its name or any of its nominees any of the Security, and whether or not so transferred or registered, to receive the income, interest, dividends and profits thereon, including stock dividends and subscription rights, and to hold the same as a part of the Security and/or apply the same as hereinafter provided; (b) to notify any third party (including, without limitation, any account debtor, insurance company or bailee) as to Bank's security interest in the Security; (c) to direct any such third party (or to require undersigned) to make any payment on or with respect to any of the Security to Bank (regardless of whether an Event of Default (as hereinafter defined) has occurred); (d) to exchange any of the Security for other property upon any reorganization, recapitalization, or other readjustment and in connection therewith to deposit any of the Security with any committee or depository upon such terms as Bank may determine; (e) in any bankruptcy or similar proceeding to file a proof of claim for the full amount of the Security and to vote such claim for or against any arrangement or with respect to any other matter; (f) in its own name or in the name of undersigned or any other appropriate person. to demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement it may deem desirable with respect to, any of the Security; (g) to extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Security;
(h) to contest, pay and/or discharge all liens, encumbrances, taxes or assessments on, or claims, actions or demands against, any of the Security and to take all actions and proceedings in its own name or in the name of undersigned or any other appropriate person in order to remove or contest such liens, encumbrances, taxes, assessments, claims, actions or demands; or to refrain from doing any of the foregoing, all without affecting the Liabilities and the Security and without notice or liability to or the consent of undersigned except to account for property actually received by Bank. Undersigned hereby irrevocably appoints Bank its attorney-in-fact, with authority to receive, open and dispose of all mail addressed to undersigned and to notify the Post Office or other private carrier authorities to change the address for delivery of mail addressed to undersigned to such address as Bank may designate; to endorse the name of undersigned on any instruments that may come into Bank's possession; to sign the name of undersigned on any notices to account debtors of undersigned and requests for verification of accounts; to sign the name of undersigned on any assignment or other instruments of conveyance or transfer of any of the Security; and to take all such other actions as Bank may deem appropriate to carry out and enforce this agreement and to exercise Bank's rights hereunder. Bank shall have no duty to collect income or principal, or to send notices, perform services or take any action of any kind respecting the management of any Security. Bank shall not be obligated to exercise any authority or right granted to it hereunder and shall not be liable for any action taken or omitted or the manner of taking any action, except for its willful misconduct, and in no event for consequential damages.

      7. Undersigned will pay to Bank all costs and expenses incurred and sums paid by Bank (including without limitation attorneys' fees, insurance premiums and sales commissions) in connection with the exercise of any right or remedy given Bank under this agreement. All such amounts shall be included in the definition of Liabilities (and therefore secured by the Security) and shall be payable on demand.

      8. At any time and from time to time, upon demand by Bank, undersigned will (a) deliver to Bank, endorsed and/or accompanied by instruments of assignment and transfer, in such form and containing such terms as Bank may request, any and all instruments, documents and/or chattel paper constituting part of the Security, as Bank may specify in its demand; (b) mark all Security and all books and records relating thereto in such manner as Bank may require; and (c) permit representatives of Bank at any time to inspect the Security and to inspect, copy and make abstracts from any of undersigned's books and records and to answer promptly all of the Bank's written or oral inquiries with respect thereto. If undersigned, as registered holder of any of the Security, shall receive any stock certificate, option or right, whether as an addition to, or in substitution or exchange for, any Security, or otherwise, undersigned agrees to accept the same as Bank's agent and to hold the same in trust for Bank, and to forthwith deliver the same to Bank in the exact form received, with undersigned's endorsement thereof if requested by Bank, to be held by Bank as part of the Security. Undersigned assigns to Bank all of undersigned's right (but none of its obligations) in, to and under all collateral, guarantees, subordinations and other rights and benefits now or hereafter received by undersigned with respect to the Security and agrees to deliver to Bank, upon demand, all agreements, instruments and/or documents evidencing same, endorsed and/or accompanied by instruments of assignment and transfer, in such form and containing such terms as Bank may request.

      9. Upon demand from Bank at any time that any of the Liabilities are outstanding or there is any agreement between Bank and undersigned under which Liabilities may be incurred, undersigned will assign and transfer to Bank and grant to Bank a security interest in additional Security of a value and character satisfactory to Bank or make such payment on account of the Liabilities as Bank may require.

      10. Upon the occurrence of an Event of Default (as  hereinafter  defined),
(a) any or all of the Liabilities shall, at the option of Bank and notwithstanding any time or credit allowed by any instrument evidencing the Liabilities, be immediately due and payable without notice, demand or presentment; (b) Bank may, in its discretion, take possession of the Security and, for that purpose, may enter, with the assistance of any persons, any premises where the Security or any part thereof may be located, and retain possession of the Security at such premises (and take such steps as it deems appropriate to restrict access to such premises or otherwise safeguard the Security) or remove the same therefrom; (c) undersigned shall, at the request of Bank, assemble the Security at such places as Bank may designate and cooperate in all other respects with Bank in the exercise of its rights hereunder; (d) Bank may vote any shares of stock or other securities and exercise all or any powers with respect thereto with the same force and effect as an absolute owner thereof; (e) Bank may sell any of the Security or cause the same to be sold in the Borough of Manhattan, New York City, or elsewhere, in one or more sales or parcels, at such price and on such terms as Bank may deem advisable, for cash or on credit, for immediate or future delivery, without assumption of any credit risk, at any public or private sales or other dispositions, without demand of performance (which demand is hereby expressly waived), on at least 5 days notice to undersigned (if any notice is required by law) of any public sale or the time after which a private sale or other disposition may be made (which notice undersigned acknowledges is reasonable), and in connection therewith may grant options and may impose reasonable conditions thereon, and the purchasers of any of the Security so sold shall thereafter hold the same absolutely, free from any claim or right of any kind, including any equity of redemption of undersigned (any such equity being hereby expressly waived and released), and Bank or any of its nominees or agents may buy the Security at any public sale and if the Security is of a type sold in a recognized market, or is of a type which is the subject of widely distributed standard price quotations, buy the Security at private sale; and (f) in addition to and notwithstanding any other rights granted by law or herein (or any limitations contained herein on any such rights), Bank shall have the rights and remedies with respect to the Security of a secured party under the Uniform Commercial Code of the State of New York. Undersigned agrees that any action taken by Bank in accordance with this paragraph shall be deemed to be commercially reasonable.

      11. As used in this agreement, the term "Event of Default" shall mean: (a) nonpayment when due of any of the Liabilities or failure on the part of an Obligor (as hereinbefore defined) to observe or perform any agreement or obligation to be observed or performed hereunder or under any other agreement or instrument relating to the Liabilities or to any other liability or obligation of an Obligor to Bank or its affiliates; (b) making by an Obligor of any misrepresentation to Bank or its affiliates or failure on the part of an Obligor to disclose to Bank or its affiliates any material fact in connection with obtaining credit or an extension of credit, either contemporaneously herewith or at any time prior or subsequent to the execution hereof; (c) failure of an Obligor to furnish financial information forthwith on demand by Bank or its affiliates or to permit the inspection of any books or records; (d) failure of an Obligor to pay, withhold, collect or remit when assessed or due any tax, assessment or other sum payable with respect to any of the Security (including without limitation any premium on any insurance policy assigned to Bank or its affiliates as part of the Security), or the making of any tax assessment against any Obligor by the United States or any state or local governments; (e) entry of judgment against, or issuance of any writ or order of attachment, injunction, or garnishment, or the existence of any other lien against or with respect to any property of an Obligor; (f) death of an Obligor, if an individual, or any member of an Obligor, if a partnership or joint venture; (g) dissolution, liquidation or other termination of existence, or adoption of any resolution for the dissolution, liquidation or other termination of existence, of an Obligor; (h) suspension of the usual business of an Obligor or the condemnation or seizure of a substantial part of an Obligor's property by any governmental authority or court at the instance thereof; (i) failure of an Obligor to generally pay its debts as they become due or insolvency or business failure of an Obligor, filing of an application for or appointment of a trustee, custodian, conservator or receiver for an Obligor or of any part of an Obligor's property, assignment for the benefit of creditors by an Obligor, filing of a petition in bankruptcy by or against an Obligor, or commencement by or against an Obligor of any proceeding under any bankruptcy or insolvency law or any other law relating to the relief of debtors, readjustment of indebtedness, reorganization, receivership, composition or extension; (j) failure to comply with the provisions of any lease covering premises where any of the Security is located or of any statue, law, ordinance or rule applicable to the conduct of an Obligor's business; (k) making or sending notice of any intended bulk transfer by an Obligor; (l) failure on the part of undersigned or any of the Security to comply with Regulation U of the Federal Reserve Board or any comparable provision of law hereinafter enacted; (m) such a change in the condition or affairs (financial or otherwise) of an Obligor as in the opinion of Bank or its affiliates impairs the Security or increases the risk of Bank or its affiliates with respect to the Liabilities or if Bank or its affiliates deem themselves insecure; (n) default with respect to any indebtedness of an Obligor to any other individual or entity if such default would enable said individual or entity to accelerate the maturity of such indebtedness; (o) any Obligor shall seek to rescind or revoke its guarantee or otherwise to terminate its liability for future Liabilities; (p) if at any time the market value of any security should decline to such an extent as in the sole and unrestricted opinion of Bank or its affiliates, may make the equity insufficient collateral security for the payment of the Liabilities; or (q) if at any time the collateral or any other security held by Bank or its affiliates shall, in their sole and unrestricted judgment, be unsatisfactory.

      12. Notwithstanding any possession of the Security by Bank, whether on its own behalf or on behalf of others, undersigned shall remain liable for the payments in full of the Liabilities. Undersigned assumes all liability and responsibility for the Security, and the obligation of undersigned to pay the Liabilities shall in no way be affected or diminished by reason of the fact that any of the Security may be lost, destroyed, stolen, damaged or for any other reason whatsoever be or become unavailable to undersigned or that the value of the Security shall be diminished. In the event of any partial or complete loss or destruction of any of the Security by any means, undersigned shall, at its own expense, cause such repairs to be made as Bank may deem appropriate for its protection or, at the option of Bank, replace the Security with new Security having a value equal to the value of the lost or destroyed Security prior to such loss or destruction. Undersigned agrees, at its own expense, to keep all insurable Security insured against loss or damage by fire, theft or any other risk to which the Security may be subject (including without limitation such hazards as Bank may specify), for the full insurable value thereof, under policies and with insurers acceptable to Bank, which polices shall provide for all losses to be payable to Bank as an additional named insured and provide for at least 30 days prior notice to Bank of any intended nonrenewal, cancellation or modification of the policy. Undersigned will deliver to Bank on request policies or certificates of such insurance with evidence of payment of the premium thereon. If undersigned fails to maintain said insurance, then, in addition to any other right or remedy that Bank may have and without waiving the consequences of such default, Bank may but need not obtain and maintain said insurance, at the expense of undersigned, which expense shall be deemed part of the Liabilities and shall be payable to Bank on demand. Bank is irrevocably authorized to file claims and shall have the sole right to retain insurance claims adjustors, adjust, settle and collect claims under said insurance by such means, at such times, on such terms and in the name of Bank or undersigned, as Bank may see fit, and in the name and on behalf of undersigned to execute releases and endorse checks or drafts payable in respect of any such insurance claims. All sums received by Bank from any such insurance may, in Bank's sole discretion, be held as part of the Security and/or applied as hereinafter provided.

      13. Bank, at any time, at its option, may apply all or any part of any net cash receipts, after deducting all costs and expenses of every kind incurred therein or incidental to the retaking. holding, preparing for sale, selling, leasing, or the like of the Security or in any way relating to the rights of Bank thereunder, including attorneys' fees and legal expenses, from the Security (whether received on a sale of the Security or, on collection as proceeds of insurance in accordance with this agreement, or otherwise) to the payment, in whole or in part. of principal of and/or interest on any or all of the Liabilities, whether or not then due, allocating the same as it shall elect, making rebate of interest or discount to the extent required by law and so as not to make the rate of interest charged unlawful with respect to undersigned. If any Liabilities shall be contingent, Bank may retain a sufficient amount of the net cash receipts from the Security to cover the largest aggregate sum which may become due or owing thereunder with prospective interest, costs, expenses and attorneys' fees and shall not be chargeable with any interest with respect thereto.

      14. Until the occurrence of an Event of Default or notice from Bank terminating or limiting the right of undersigned to do so (which notice may be sent by Bank at any time in its sole discretion, and whether or not an Event of Default has occurred or is threatened), or, in the case of collection, compromise, or adjustment of accounts receivable, until Bank takes any action pursuant to this agreement, undersigned may sell or lease in the ordinary course of its regular business inventory constituting a part of the Security and may collect, compromise and adjust accounts receivable constituting a part of the Security, all on such terms as undersigned may in good faith deem advisable in the ordinary course of its regular business, and may retain all sums so collected. Except as permitted by this paragraph, undersigned may not sell, lease, assign or otherwise dispose of any of the Security without the prior written consent of Bank. In addition, undersigned may not sell, assign or otherwise dispose of any shares of stock or other securities now owned or hereafter acquired by undersigned which are issued by the same issuer and are of the same class as any shares of stock or other securities constituting a part of the Security. Undersigned shall keep all of the Security which is not held at Bank or at some other place designated by Bank, at undersigned's premises listed below and shall not remove any of the Security therefrom without Bank's prior written consent.

      15. If in its sole discretion Bank deems it desirable, Bank may remove any Security held by Bank from the place where such Security may now or hereafter be located to any other place and deal with such Security there as herein provided.

      16. Upon the occurrence of an Event of Default, and at any time thereafter, Bank shall have and may exercise, without further notice, a right of set-off and/or banker's lien against and in respect of any of the Security then or thereafter held by Bank. Any right of set-off exercise by Bank shall be deemed to have been exercised immediately on the occurrence of an Event of Default, even though such set-off is made or entered on the books of Bank subsequent thereto.

      17. Bank shall not be deemed to have modified or waived any of its rights hereunder or any terms or conditions hereof unless such modification or waver is in writing and signed by a duly authorized officer of Bank. No such modification or waiver, unless so expressly stated herein, shall be effective as to any transaction which occurs subsequent to the date of such modification or waiver nor shall it constitute a continuing modification or waiver. No course of dealing between undersigned and Bank shall be effective to change or modify or to discharge in whole or part this agreement. No delay on the part of Bank in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude any other or further exercise thereof of the exercise of any other power or right. All rights and remedies of Bank with respect to the Liabilities or Security, whether evidence hereby or by any other instrument, document or otherwise, shall be cumulative and may be exercised singularly or concurrently.

      18. Bank may assign and/or transfer to any assignee or transferee of any Liabilities, any or all of the Security and Bank's rights hereunder with respect thereto, and thereafter Bank shall be fully discharged from all responsibility with respect to the Security so assigned and/or transferred. Such assignee or transferee shall be vested with all powers and rights of Bank hereunder with respect to such Security, but Bank shall retain all rights and powers hereby given with respect to any of the Security not so assigned or transferred. Undersigned will not assert against any assignee or transferee of any of the Liabilities any claims or defenses it may have against Bank. Bank may pledge any of the Security hereunder (either alone or with others) to the United States or to the Federal Reserve Bank of New York, in its own right or as agent of the United States, or to others, to secure deposits or other obligations of Bank of any amounts whatever.

      19. Undersigned hereby waives presentment, notice of dishonor and protest with respect to all instruments included in or evidencing the Liabilities or the Security and, except as specified herein, any and all other notices and demands whatsoever, whether or not relating to such instruments.

      20. Undersigned will indemnify and save Bank harmless from and against all loss, damage, claims and actions, whether groundless or otherwise, arising in connection with this agreement, the Liabilities or the Security, and all costs and expenses (including attorneys' fees) incurred by Bank in respect thereof. Undersigned agree that, whenever an attorney is used to enforce this agreement or to enforce, declare, collect or adjudicate any rights or obligations under this agreement or with respect to the Liabilities or the Security or collateral security, whether by suit or by any other means whatsoever, an attorney's fee of 15% of the principal and interest then due thereunder or hereunder shall be payable by such of undersigned against whom this agreement or any obligation or right hereunder is sought to be enforced, declared or adjudicated.

      21. If any term, condition or provision of this agreement or any other agreement or document executed in connection herewith or in connection with any of the Liabilities or Security is determined to be invalid or unenforceable, such determination shall not affect the validity or enforceability of any other term, condition or provision.

      22. Any demand upon or notice to undersigned that Bank may elect to give shall be effective if deposited in the mails addressed to or otherwise delivered to undersigned at the address set forth below or if undersigned has notified Bank in writing by registered mail of a change of address, at the last address of which Bank has received notice. Demands or notices addressed or otherwise delivered to the address at which Bank customarily communicates with undersigned shall also be effective. Any notice to Bank shall be deemed effective only if sent to and received at the branch, division or department of Bank conducting the transaction or transactions hereunder.

      23. If any of the Security is or is to be attached to or installed or located on real estate, undersigned will upon demand furnish Bank with a subordination or disclaimer signed by all persons having an interest in said real estate of any interest equal to or prior to Bank's interest in the Security.

      24. From and after maturity (whether by acceleration or otherwise) of any of the Liabilities, any unpaid balance remaining shall bear interest at the higher of 12% per annum or 3% in excess of the rate specified in the instrument evidencing the Liability until payment is actually made (regardless of whether a judgment is obtained prior to such payment). Anything in this agreement or any other agreement, instrument or document to the contrary notwithstanding, in no event shall interest on any Liability exceed the maximum rate permitted under any applicable law or regulation, and if any provision of this agreement or any other agreement, instrument or document is in contravention of any such law or regulation, such provision shall be deemed amended to provide for interest at said maximum rate.

      25. Undersigned, if more than one. shall be jointly and severally liable hereunder and all provisions hereof regarding the Liabilities or Security shall apply to any Liability or any Security of any or all of them. This agreement shall be binding upon the heirs, executors, administrators, successors and assigns of undersigned and shall inure to the benefit of Bank and its successors and assigns. All rights, powers and authority of Bank under this agreement or otherwise permitted by law shall be exercisable by any affiliate of Bank whether or not such affiliate may be an obligee of any of the Liabilities. If all Liabilities shall at any time be paid in full, this agreement shall nonetheless remain in full force and effect with respect to any Liabilities thereafter incurred. If undersigned is a corporation, this agreement shall be binding upon any other corporation into or with which undersigned shall be merged, consolidated. reorganized or absorbed, or which shall acquired undersigned's business or all or substantially all of its assets. If undersigned is a partnership, the members thereof shall also be individually bound and liable hereunder and this agreement shall continue in force notwithstanding any change in or termination of such partnership, whether such change occurs through voluntary withdrawal, death, retirement or otherwise. Except as otherwise provided in this agreement, all terms used in this agreement which are defined in the Uniform Commercial Code of the State of New York shall have the meanings therein stated. Undersigned hereby expressly consent to and ratify all the terms, provisions and conditions of any note or instrument now or hereafter executed, delivered or taken in connection with any of the Liabilities and further waive any further notice of the creation, maturity and nonpayment of any such note or instrument or of any of the Liabilities evidenced thereby. If this agreement shall differ in terms with. any ctner agreement or obligation or the terms of any of the Liabilities, that which gives Bank the greater right shall prevail.

      26. If any of the Security is applied on account of any of the Liabilities, neither undersigned nor any other party shall have any right of subrogation to Bank's right in any other Security held by Bank with respect to the Liabilities or any right of contribution from Bank by reason thereof.

      27. Bank is authorized to correct patent errors herein. This agreement shall take effect immediately upon execution by undersigned, and the execution hereof by Bank shall not be required as a condition to the effectiveness of this agreement or otherwise.

      28. "Book Entry Securities" shall be deemed to include any and all book-entry U.S. Treasury securities and other book-entry securities of undersigned and maintained in an account at or for the benefit of Bank, and whether maintained with the Federal Reserve System or otherwise. Undersigned authorizes Bank to serve as its bailee and agent with respect to the aforementioned Book Entry Securities and to take such action and to execute and deliver such documents on behalf of undersigned as Bank deems necessary or desirable in order to perfect Bank's security interest therein. Undersigned hereby gives notice to Bank, in Bank's capacity as bailee and agent, of Bank's security interest in the aforementioned Book Entry Securities.

      29. In any litigation or legal proceeding arising out of, or relating to, this agreement or any of the Liabilities or the Security, in which Bank and undersigned shall be adverse parties, undersigned waives the right to interpose any defense (including without limitation any statue of limitations and/or any claim of laches), set-off or counterclaim of any kind not directly arising herefrom or therefrom, as the case may be, and also waives the right to a trail by jury. In the event that Bank brings any action or suit in any court to enforce any or all of the Liabilities or any of Bank's rights hereunder and irrespective of whether undersigned now or hereafter are resident or non-resident of the State of New York, undersigned hereby waive personal service of any and all process and consent that all such service of process shall be made by certified or registered mail, return receipt requested, directed to undersigned at the Chief Executive Office address of undersigned set forth below or to the last known address of undersigned in the records of Bank and service so made shall be complete ten (10) days after the same has been posted as aforesaid. Undersigned hereby irrevocably submits to the jurisdiction of any New York State or Federal Court located in New York City over any action, suit or proceeding arising out of any dispute between undersigned and Bank.

      30.  This  agreement  shall  be  interpreted,   and  all  the  rights  and
obligations arising hereunder or from any document relating hereto shall be determined, in accordance with the laws of the State of New York.

      Undersigned represents and warrants to Bank that (a) the location of undersigned's chief executive office is as set forth below, (b) except as set forth below, all of the Security is located either at Bank or at undersigned's chief executive office, and/or (c) at additional or other premises set forth below all of which are owned or leased by undersigned.

Chief Executive Office (for corporation    Other Premises where Security is
or partnership)                            located
Principal Residence (for individuals)      (street address, city, county,
(street address, city, county, state,      state, zip code)
zip code):

5900 Hollis Street, Suite R-1              825 Buckley Road
Emeryville, Alameda County                 San Luis Obispo, San Luis Obispo
California  94608                          County
                                           California  93401

New York, New York

August 3, 2000

      IN WITNESS WHEREOF, undersigned have signed, sealed and delivered this instrument as of the date hereinbefore set forth.

(individuals sign below)            (Corporations or Partnerships sign below)
                                     (SEAL)

x /s/  Thomas J. Hopfensperger ###-##-####     AMERICOM USA, INC. 52-2068322
-------------------------------------------    ---------------------------------
                 SSN                           (Name of Corporation or
                                                     Partnership) TIN

                                               By:
-------------------------------------------    ---------------------------------
x
-------------------------------------------    ---------------------------------
                  SSN
-------------------------------------------    ---------------------------------
      Address                                  Address

                                               ---------------------------------

STATE OF NEW YORK )  SS.:
COUNTY OF         )

On the            day of                  ,     ,      before      me     came
___________________________, to me known to be the individual(s) described in, and who executed the foregoing instrument, and acknowledged that _he executed the same.


                                    -----------------------------------------
                                    Notary Public, State of

STATE OF NEW YORK )  SS.:
COUNTY OF         )

On the day of , , before me came ___________________________, to me known to be a partner of ________________________________, the partnership mentioned and described in and which executed the foregoing instrument, and the said partner duly acknowledges to me that _he executed said instrument for and on behalf of and with the authority of the said partnership for the uses and purposes therein mentioned.


                                    -----------------------------------------
                                    Notary Public, State of



STATE OF NEW YORK )  ss.:
COUNTY OF         )

On the day of , , before me came ___________________________, to me known, who, being by me duly sworn, did depose and say that _he resides at ___________________________________________ in _____________________ that _he is the _____________________ of ________________________________________________
the corporation described in, and which executed the foregoing instrument of guaranty; that _he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that _he signed h__ name thereto by like order.


                                    -----------------------------------------
                                    Notary Public, State of